                                                     October 27, 2006

China Opportunity Acquisition Corp.
354 East 50th Street
New York, New York 10022

            Re:  China Opportunity Acquisition Corp. ("Company")
                 -----------------------------------------------

Gentlemen:

                  Each of the undersigned hereby waives his/its right to seek appraisal with respect to any shares of the Company's common stock owned by the undersigned, directly or indirectly, and agrees that he/it will not seek appraisal of such shares in connection with any vote to approve a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering).

                                                     Very truly yours,

                                                     /s/ Harry Edelson
                                                     -----------------
                                                     Harry Edelson

                                                     /s/ Nicholas Puro
                                                     -----------------
                                                     Nicholas Puro

                                                     /s/ Barry M. Shereck
                                                     --------------------
                                                     Barry M. Shereck

                                                     /s/ Rose-Marie Fox
                                                     ------------------
                                                     Rose-Marie Fox

                                                     /s/ Qiu Shengyun
                                                     ----------------
                                                     Qiu Shengyun

                                                     /s/ Daxi Li
                                                     -----------
                                                     Daxi Li

                                                     CHINA INVESTMENT GROUP LLC

                                                 By: /s/ David Dempsey
                                                     -----------------
                                                     Name: David Dempsey
                                                     Title: Chairman